EXHIBIT 10.33

As of September 25, 2015

Middlesex Water Company

Tidewater Utilities, Inc.

White Marsh Environmental Systems, Inc.

Pinelands Water Company

Pinelands Wastewater Company

Utility Service Affiliates, Inc.

Utility Service Affiliates (Perth Amboy) Inc.

Tidewater Environmental Services, Inc.

1500 Ronson Road

Iselin, New Jersey 08830

Attn: A. Bruce O’Connor, Vice President, Treasurer and Chief Financial Officer

Re:	Uncommitted Line of Credit

Dear Mr. O’Connor:

We are pleased to advise you that Bank of America, N.A., a national banking association (the “Bank”) has established for Middlesex Water Company, a New Jersey corporation, and its subsidiaries, Tidewater Utilities, Inc., a Delaware corporation, White Marsh Environmental Systems, Inc., a Delaware corporation, Pinelands Water Company, a New Jersey corporation, Pinelands Wastewater Company, a New Jersey corporation, Utility Service Affiliates, Inc., a New Jersey corporation, Utility Service Affiliates (Perth Amboy) Inc., a New Jersey corporation, and Tidewater Environmental Services, Inc., a Delaware corporation, as joint and several co-borrowers (parent and subsidiary corporations individually and collectively referred to herein as “Borrower”), an uncommitted line of credit (the “Uncommitted Facility”). The aggregate Advances outstanding under the Uncommitted Facility shall not at any time exceed Twenty Eight Million Dollars ($28,000,000) (the “Uncommitted Facility Limit”). For the purposes hereof, an “Advance”, shall mean any loan made by the Bank to the Borrower under the Uncommitted Facility (the “Loans”). The terms and conditions of the Uncommitted Facility are as follows:

Loans

Discretionary:	All Loans under this Uncommitted Facility shall be at the sole discretion of the Bank. Without limiting the generality of the foregoing, no Loan shall be made after the Expiration Date. This letter is not a commitment by the Bank to extend credit. If at any time any Loans exceed the Uncommitted Facility Limit, the Borrower agrees to immediately pay the Loans in an aggregate amount equal to such excess.

Availability Date:	The Uncommitted Facility will become available to the Borrower on September 25, 2015 (the “Availability Date”).

Expiration Date:	September 23, 2016 (the “Expiration Date”).

Requests for Loans:	Any request for a Loan shall be made by any of the individuals authorized to sign loan agreements on behalf of the Borrower (each an “Authorized Individual”). Unless otherwise agreed by the Bank, any such request must be received by the Bank at the address, telephone number or facsimile number listed below the Bank’s signature not later than 11:00 a.m., EST time, three (3) days prior to the date of the requested Loan (which must be a day on which the Bank is open to conduct substantially all of its business). Any telephonic notice to the Bank requesting a Loan must be confirmed promptly by delivery to the Bank of a written borrowing notice, appropriately completed and signed by an Authorized Individual at the address listed below the Bank’s signature. The Bank may, but is under no obligation, honor telephone or telefax instructions for advances or repayments given, or purported to be given, by any one of the Authorized Individuals.

Payment:	All Loans shall be repaid on or prior to the Expiration Date.
Direct Debit:	The Borrower agrees that the Bank may debit the amount owing by the Borrower to the Bank, whether by demand or otherwise, from deposit account number XXXXXXXXX owned by the Borrower, or such other of the Borrower’s accounts with the Bank as designated in writing by the Borrower (the “Account”). Unless demanded earlier by the Bank, the Bank will debit the Account for interest owed the Bank on each Interest Payment Date (as defined in the Note) and will debit the Account for principal owed to the Bank on the Expiration Date.

Loan

Documentation:	The Loans (if any) and any terms related thereto shall be evidenced by a promissory note satisfactory in form and substance to the Bank executed by the Borrower (the “Note”). The Borrower shall execute and deliver to the Bank such other documents, certificates and information as the Bank may reasonably request from time to time.

Fees and Expenses:	Borrower will pay all reasonable costs and expenses incurred by Bank associated with the preparation, due diligence, administration and enforcement of all documentation executed in connection with the Uncommitted Facility, including, without limitation, the legal fees of counsel to Bank regardless of whether any Loans are advanced under the Uncommitted Facility.

Additional

Documentation:	Prior to the initial Advance or any additional Advance, as requested by the Bank, the Bank shall receive the following documents, in form and substance satisfactory thereto:

(a)	Duly executed and delivered Note.

(b)	Evidence that the execution, delivery and performance by the Borrower under the Note and any instrument or agreement otherwise required by the Bank has been duly authorized.

(c)	A copy of the Borrower’s organization documents and incumbency certificates.

(d)	Such other documentation as reasonably requested by the Bank.

(e)	Legal Opinion of In House Counsel to the Borrower relative to matters of authority, existence and enforceability.

Notice:	The Bank hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub.L. 107-56 (signed into law October 26, 2001)) (the “Act”), the Bank is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Bank to identify the Borrower in accordance with the Act.

Indemnity:	The Borrower will indemnify and hold the Bank harmless from any loss, liability, damages, judgments, and costs of any kind relating to or arising directly or indirectly out of (a) this letter agreement, the Note or any document required hereunder or thereunder (collectively, the “Loan Documents”) or executed in connection herewith or therewith, (b) any Loans or other credit accommodations extended by the Bank to the Borrower hereunder or under any other Loan Document, and (c) any claim, litigation or proceeding related to or arising out of this letter agreement or any other Loan Document, or any such Loans or credit accommodations. This indemnity includes but is not limited to attorneys' fees. This indemnity extends to the Bank, its parent, subsidiaries, affiliates and all of their directors, officers, employees, agents, successors, attorneys, representatives, advisors and assigns. This indemnity will survive repayment of the Borrower's obligations to the Bank and the termination of this letter agreement and the other Loan Documents. All sums due to the Bank under this paragraph shall be obligations of the Borrower due and payable within 3 Business Days of demand.

Tax Gross-Up:	All payments made by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any taxes. If applicable laws require the deduction or withholding of tax from any such payment, (i) the sum payable shall be increased as necessary so that after all required deductions or withholdings have been made, the Bank receives an amount equal to the sum it would have received had no such deduction or withholding been made, and (ii) the Borrower shall or shall cause such tax to be paid over to the applicable taxing authority in accordance with applicable laws.

Governing Law:	This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey. Nothing in this paragraph shall be construed to limit or otherwise affect any rights or remedies of the Bank under federal law. The Borrower agrees that any action or suit against the Bank arising out of or relating to this letter agreement or any other Loan Document shall be filed in federal court or state court located in the in the State of New Jersey as determined appropriate by the Bank. The Borrower agrees that the Bank shall not be deemed to have waived its rights to enforce this section by filing an action or suit against the Borrower in a venue outside of the State of New Jersey. If the Bank does commence an action or suit arising out of or relating to this letter agreement or any other Loan Document, the Borrower agrees that the case may be filed in federal court or state court in the State of Jersey. The Bank reserves the right to commence an action or suit in any other jurisdiction where the Borrower, any guarantor, or any collateral has any presence or is located. The Borrower consents to personal jurisdiction and venue in such forum selected by the Bank and waives any right to contest jurisdiction and venue and the convenience of any such forum. The provisions of this section are material inducements to the Bank’s entry into this letter agreement and the funding of each Loan.

Waiver of Jury

Trial:	EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT, ANY LOAN, ANY LOAN DOUCMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND (c) CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE.

Limitation of

Liability:	To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against the Bank and its affiliates on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan, this letter agreement, any Loan Document, or any agreement or instrument contemplated hereby or thereby and the transactions contemplated hereby or thereby. The Bank shall incur no liability to the Borrower in acting upon any telephone, telex, or other communication that the Bank in good faith believes has been given by an authorized representative of the Borrower.

Miscellaneous:	No failure or delay by the Bank in exercising, and no course of dealing with respect to, any right, power, or privilege hereunder, under the Note, under any other document contemplated hereby or thereby or at law shall operate as a waiver thereof nor shall any single or partial exercise of any right, power, or privilege hereunder, under any other Loan Document or at law preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies of the Bank provided herein and in the other Loan Documents shall be cumulative and not exclusive of any other rights or remedies provided by law. If any provision of this letter agreement or any other Loan Document shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof or thereof. No provision of this letter agreement or any other Loan Document may be modified or waived except by a written instrument signed by the Bank and the Borrower.

Counterparts:	This letter agreement and any other Loan Document may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart by fascimile or other secure electronic format (.pdf) shall be as effective as an original.

Integration:	THIS LETTER AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Please indicate your acknowledgment of the foregoing by signing and returning the enclosed copy of this letter to Bank of America, N.A.

Very truly yours,

Bank of America, N.A.

By: /s/Dilcia P. Hill
Name/Title: Dilcia P. Hill, Vice President
Address: 3670 Route 9 South, Freehold, NJ 07728 Attention: Dilcia Hill, Senior Portfolio Management Officer and Vice President
Telephone: (732) 984-9142
Facsimile: (732) 984-9153

[SIGNATURE PAGE ATTACHED]

Uncommitted Line of Credit Letter Agreement Signature Page

Acknowledged and Agreed:

Middlesex Water Company

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, VP, Treasurer and CFO

Tidewater Utilities, Inc.

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, Treasurer

White Marsh Environmental Systems, Inc.

By:	/s/A. Bruce O’Connor
Name/Tile:	A. Bruce O’Connor, Treasurer

Pinelands Water Company

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, VP & Treasurer

Pinelands Wastewater Company

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, VP & Treasurer

Utility Service Affiliates, Inc.

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, Treasurer

Utility Service Affiliates (Perth Amboy) Inc.

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, VP & Treasurer

Tidewater Environmental Services, Inc.

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, Treasurer